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                                                                    EXHIBIT 99.1


                      AMENDMENT NO. 1 TO THE THIRD AMENDED
                  AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                          EQUITY INNS PARTNERSHIP, L.P.

         This Amendment No. 1 (this "Amendment") to the Third Amended and Restated Agreement of Limited Partnership of Equity Inns Partnership, L.P. dated June 25, 1997 (the "Partnership Agreement") is entered into as of June 25, 1998, by and among Equity Inns, Inc., a Tennessee corporation (the "Corporation"), Equity Inns Trust, a Maryland real estate investment trust (the "General Partner"), and the limited partners (the "Limited Partners") of Equity Inns Partnership, L.P. (the "Partnership"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement.

         WHEREAS, the Corporation, which is the sole shareholder of the General Partner, on even date herewith, has issued 2,750,000 shares of its 9 1/2% Series A Cumulative Preferred Stock, $.01, par value per share, having a liquidation preference equivalent to $25.00 per share (the "Series A Preferred Stock"), and has sold such Series A Preferred Stock in a public offering and may issue and sell up to an aggregate of 412,500 additional shares of Series A Preferred Stock;

         WHEREAS, the Corporation desires to contribute the net proceeds of the sale of the Series A Preferred Stock through the General Partner to the Partnership in exchange for preferred partnership interests in the Partnership as set forth herein;

         WHEREAS, the General Partner is authorized to cause the Partnership to issue interests in the Partnership to the General Partner in exchange for such contribution of such net proceeds made by the Corporation through the General Partner;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Partnership Agreement as follows:

         Section 1. Contribution.

         The Corporation hereby contributes through the General Partner to the Partnership the entire net proceeds received by the Corporation from the issuance of the Series A Preferred Stock. As provided in Section 4.02(g) of the Partnership Agreement, the Corporation shall be deemed to have made a Capital Contribution to the Partnership in an amount equal to the gross proceeds raised in connection with the issuance of such shares of Series A Preferred Stock, which is $68,750,000 and the Partnership shall be deemed
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simultaneously to have paid, pursuant to Section 6.05(b) of the Partnership
Agreement, for the costs and expenses relating to the offer, registration and sale of the Series A Preferred Stock.

         Section 2. Issuance of Series A Preferred Units.

         In consideration of the contribution to the Partnership made by the Corporation through the General Partner pursuant to Section 1 hereof, the Partnership hereby issues to the General Partner 2,750,000 Series A Preferred Units (as defined below) and may issue to the General Partner an additional 412,500 Series A Preferred Units.

         Section 3. Definitions.

         Article I of the Partnership Agreement is hereby amended by inserting in the logical alphabetical locations the following definitions of Common Units, Preferred Units, Series A Preferred Return, Series A Preferred Stock and Series A Preferred Units, as follows:

         "Common Units" means all Partnership Units that are not specifically designated as Preferred Units pursuant to Section 4.02(c).

         "Preferred Units" means all Partnership Units designated as units of preferred partnership interest and issued by the Partnership from time to time.

         "Series A Preferred Return" means an annualized amount equal to $2.375 per Series A Preferred Unit.

         "Series A Preferred Stock" means the 9 1/2% Series A Cumulative Preferred Stock, $.01 par value, of the Corporation.

         "Series A Preferred Units" means the Preferred Units issued to the General Partner in exchange for the net proceeds of the issuance by the Corporation of its Series A Preferred Stock, which Series A Preferred Units shall have the designations, preferences, privileges, limitations and relative rights set forth in Section 4.02(c)(i) hereof.

         Section 4. Creation of Series A Preferred Units.

         Article IV of the Partnership Agreement is hereby amended by adding
Section 4.02(c)(i) as follows:

                  "(i) 9 1/2% SERIES A CUMULATIVE PREFERRED UNITS.




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         1.       DESIGNATION AND NUMBER. A series of Preferred Units,
                  designated the "9 1/2% Series A Cumulative Preferred Units" (the "Series A Preferred Units"), is hereby established. The number of Series A Preferred Units shall be as set forth on Exhibit A hereto.

         2. RANK. The Series A Preferred Units will, with respect to distribution rights and rights upon liquidation, dissolution or winding up of the Partnership, rank (i) senior to all classes or series of Common Units of the Partnership, and to all Partnership Units ranking junior to the Series A Preferred Units with respect to distribution rights or rights upon liquidation, dissolution or winding up of the Partnership;
                  (ii) on a parity with all Partnership Units issued by the Partnership the terms of which specifically provide that such Partnership Units rank on a parity with the Series A Preferred Units with respect to distribution rights or rights upon liquidation, dissolution or winding up of the Partnership; and
                  (iii) junior to all existing and future indebtedness of the Partnership. The term "Partnership Units" does not include convertible debt securities, which will rank senior to the Series A Preferred Units prior to conversion.

         3.       DISTRIBUTIONS.

                  (a) Holders of the Series A Preferred Units are entitled to receive, when and as distributed by the General Partner out of available cash flow, preferential cumulative cash distributions in an amount equal to the excess, if any, of (i) the cumulative Series A Preferred Return for the current and all prior years over (ii) the sum of all prior Series A Preferred Return distributions pursuant to this
         Section 4.02(c)(i)(3). Distributions on the Series A Preferred Units shall be cumulative from the date of original issue and shall be payable quarterly in arrears on or before the last day of January, April, July and October of each year, or, if not a Business Day (as defined below), the next succeeding business day (each, a "Distribution Payment Date"). The first distribution will be paid on or before October 31, 1998. The first distribution will be prorated for more than a full quarter. Any distribution payable on the Series A Preferred Units for any partial distribution period will be computed on the basis of a 360-day year consisting of twelve 30 day months. Distributions will be payable to holders of record as they appear in the ownership records of the Partnership at the close of business on the applicable record date, which shall be the last Business Day of March, June, September and December immediately preceding such Distribution Payment Date, or on such other date designated by the General Partner of the Partnership for the payment of distributions that is not more than 30 nor less than 10 days prior to such Distribution Payment Date (each, a "Distribution Record Date"). "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal


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         holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

                  (b) The amount of any distributions accrued on any Series A Preferred Units at any Distribution Payment Date shall be the amount of any unpaid distributions accumulated thereon, to and including such Distribution Payment Date, whether or not earned or declared, and the amount of distributions accrued on any Series A Preferred Units at any date other than a Distribution Payment Date shall be equal to the sum of the amount of any unpaid distributions accumulated thereon, to and including the last preceding Distribution Payment Date, whether or not earned or declared, plus an amount calculated on the basis of the Series A Preferred Return for the period after such last preceding Distribution Payment Date to and including the date as of which the calculation is made based on a 360-day year of twelve 30-day months.

                  (c) Except as provided in subsection (a) hereof, the holder of the Series A Preferred Units will not be entitled to any distributions in excess of full cumulative distributions as described above and shall not be entitled to participate in the earnings or assets of the Partnership, and no interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series A Preferred Units which may be in arrears.

                  (d) No distributions on Series A Preferred Units shall be declared by the General Partner or paid or set apart for payment by the Partnership if the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law. Notwithstanding the foregoing, distributions on the Series A Preferred Units will accrue whether or not the Partnership has earnings, whether or not there is available cash flow for the payment of such distributions and whether or not such distributions are declared. Accrued but unpaid distributions on the Series A Preferred Units will not bear interest and holders of the Series A Preferred Units will not be entitled to any distributions in excess of full cumulative distributions described above.

                  (e) Except as set forth in the next sentence, no distributions will be declared or paid or set apart for payment on any Partnership Units or any other


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         series of Preferred Units ranking, as to distributions, on a parity with or junior to the Series A Preferred Units (other than a distribution of the Partnership's Common Units or any other class of Partnership Units ranking junior to the Series A Preferred Units as to distributions and upon liquidation) for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment on the Series A Preferred Units for all past distribution periods and the then current distribution period. When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Units and any other series of Preferred Units ranking on a parity as to distributions with the Series A Preferred Units, all distributions declared upon the Series A Preferred Units and any other series of Preferred Units ranking on a parity as to distributions with the Series A Preferred Units shall be declared pro rata so that the amount of distributions declared per Series A Preferred Unit and such other series of Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series A Preferred Unit and such other series of Preferred Units (which shall not include any accrual in respect of unpaid distributions for prior distribution periods if such Preferred Units do not have a cumulative distribution) bear to each other.

                  (f) Except as provided in the immediately preceding paragraph, unless full cumulative distributions on the Series A Preferred Units have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past distribution periods and the then current distribution period, no distributions (other than a distribution of Common Units or other Partnership Units ranking junior to the Series A Preferred Units as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Units, or any other Partnership Units ranking junior to or on a parity with the Series A Preferred Units as to distributions or upon liquidation, nor shall any Common Units, or any other Partnership Units in the Partnership ranking junior to or on a parity with the Series A Preferred Units as to distributions or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such units) by the Partnership. Holders of Series A Preferred Units shall not be entitled to any distribution, whether payable in cash, property or securities in excess of full cumulative distributions on the Series A Preferred Units as provided above.


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         4.       LIQUIDATION PREFERENCE. Upon any voluntary or involuntary
         liquidation, dissolution or winding up of the affairs of the Partnership, the holders of Series A Preferred Units are entitled to be paid out of the assets of the Partnership legally available for distribution to its partners a liquidation preference of $25.00 per Series A Preferred Unit (the "Liquidation Preference"), plus an amount equal to any accrued and unpaid distributions with respect to the Series A Preferred Units to the date of payment, but without interest, before any distribution of assets is made to holders of Common Units or any other class or series of Partnership Units in the Partnership that ranks junior to the Series A Preferred Units as to liquidation rights. The Partnership will promptly provide to the holders of Series A Preferred Units written notice of any event triggering the right to receive such Liquidation Preference. After payment of the full amount of the Liquidation Preference, the holders of Series A Preferred Units will have no right or claim to any of the remaining assets of the Partnership. If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Partnership, the amounts payable with respect to the Liquidation Preference, plus an amount equal to any accrued and unpaid distributions to the date of payment, of the Series A Preferred Units and any other units of the Partnership ranking as to any such distribution on a parity with the Series A Preferred Units are not paid in full, the holders of the Series A Preferred Units and of such other units will share ratably in any such distribution of assets of the Partnership in proportion to the full respective preference amounts to which they are entitled. The consolidation or merger of the Partnership with or into any other partnership, corporation, trust or entity or of any other partnership or corporation with or into the Partnership, or the sale, lease or conveyance of all or substantially all of the property or business of the Partnership, shall not be deemed to constitute a liquidation, dissolution or winding up of the Partnership.

         5.       OPTIONAL REDEMPTION.

                  (a) Except as provided in Section 4.02(c)(i)(6) hereof, the Series A Preferred Units are not redeemable by the Partnership prior to June 25, 2003. On and after June 25, 2003, the Partnership, at its option upon not less than 30 nor more than 60 days' written notice, may redeem the Series A Preferred Units, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per Series A Preferred Unit, plus all accrued and unpaid distributions thereon to the date fixed for redemption, without interest. A holder shall surrender its Series A Preferred Units at the place designated in such notice and shall be entitled to the redemption price and any accrued and unpaid distributions payable upon such redemption following such surrender. If notice of redemption of any Series A Preferred Units has been given and if the funds necessary for such redemption have been set aside by the Partnership in trust for


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         the benefit of the holders of any Series A Preferred Units so called for redemption, then from and after the redemption date distributions will cease to accrue on such Series A Preferred Units, such Series A Preferred Units shall no longer be deemed outstanding and all rights of the holders of such Series A Preferred Units will terminate, except the right to receive the redemption price. If less than all of the outstanding Series A Preferred Units are to be redeemed, the Series A Preferred Units to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional Series A Preferred Units) or by any other equitable method determined by the General Partner.

                  (b) Notice of redemption will be mailed to holders of Series A Preferred Units not less than 30 nor more than 60 days prior to the redemption date. In addition to any information required by law, each notice shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of Series A Preferred Units to be redeemed;
         (iv) the place or places where the Series A Preferred Units are to be surrendered for payment of the redemption price; and (v) that distributions on the Series A Preferred Units to be redeemed will cease to accrue on such redemption date. If less than all of the Series A Preferred Units held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series A Preferred Units held by such holder to be redeemed.

                  (c) Immediately prior to any redemption of Series A Preferred Units, the Partnership shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a Distribution Record Date and prior to the corresponding Distribution Payment Date, in which case each holder of Series A Preferred Units at the close of business on such Distribution Record Date shall be entitled to the distribution payable on such shares on the corresponding Distribution Payment Date notwithstanding the redemption of such shares before such Distribution Payment Date.

                  (d) If the Partnership exercises its optional redemption right with respect to the Series A Preferred Units pursuant to this
         Section 4.02(c)(i)(5), then the Corporation must redeem a corresponding number of shares of Series A Preferred Stock. Similarly, if the Corporation exercises its optional redemption right with respect to shares of Series A Preferred Stock, then the Partnership must redeem a corresponding number of Series A Preferred Units.


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         6.       CONVERSION. The Series A Preferred Units are not redeemable for, convertible into or exchangeable for any other property or securities of the Partnership or the General Partner."

         Section 5. Allocation of Profit and Loss.

         Article V, Section 5.01 is hereby deleted in its entirety and the following new Section 5.01 is inserted in its place:

                  "(a) Allocation of Profit and Loss. After giving effect to the special allocations set forth in Sections 5.01(c), (d) and (e) hereof, and subject to Section 5.01(b) hereof, the Partnership's Profit and Loss shall be allocated among the Partners for each fiscal year (or portion thereof) in proportion to their respective Percentage Interests (determined solely on the basis of the Partners' respective Common Units).

                  (b) Capital Account Deficit. Loss shall not be allocated to a Partner to the extent that such allocation would cause a deficit in such Partner's Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5), and (6)) in excess of the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated first to other Partners with positive Capital Accounts (adjusted as described in the preceding sentence) in proportion to such positive Capital Accounts and then to the General Partner. After the occurrence of an allocation of Loss to a Partner in accordance with this Section 5.01(b), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be specially allocated to such Partner in an amount necessary to offset the Loss previously allocated to such Partner under this Section 5.01(b).

                  (c) Minimum Gain Chargeback. Notwithstanding any provision herein to the contrary, (i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests (determined solely on the basis of their respective Common Units), (ii) any expense of the Partnership that is a "Partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership


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         Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1)
         for any Partnership fiscal year, items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership fiscal year, items of gain and income shall be allocated among the Partners in accordance with Regulations
         Section 1.704-2(i)(4) and the ordering rules contained in Regulations
         Section 1.704-2(j). A Partner's "interest in Partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner's Percentage Interest (determined solely on the basis of the Partners' respective Common Units).

                  (d) Qualified Income Offset. If a Limited Partner receives in any fiscal year an adjustment, allocation, or distribution described in subparagraph (4), (5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a negative balance in such Partner's Capital Account that exceeds the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such fiscal year (and, if necessary, later fiscal years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1 (b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Limited Partner in accordance with this Section 5.01(d), to the extent permitted by Regulations Section 1.704-1(b) and Section 5.01(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.01(d).

                  (e) Priority Allocations With Respect To Series A Preferred Units. After giving effect to the allocations set forth in Sections 5.01(b), (c), and (d) hereof, but before giving effect to the allocations set forth in Section 5.01(a), Net Operating Income shall be allocated to the General Partner until the aggregate amount of Net Operating Income allocated to the General Partner under this Section 5.01(e) for the current and all prior years equals the aggregate amount of the Series A Preferred Return paid to the General Partner pursuant to Sections 4.02(c)(i)(3) and 4.02(c)(i)(4) hereof for the current and all prior years. To the extent that an allocation of Loss to the General Partner with respect to its Series A Preferred Units would cause the balance of the General Partner's Capital Account in excess of the sum of the General Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain (the "Adjusted Capital Account Balance") to be reduced by an amount greater than the Liquidation Preference


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         associated with the Series A Preferred Units, Net Operating Income will be allocated to the General Partner in an amount necessary to cause its Adjusted Capital Account Balance to equal the Liquidation Preference associated with the Series A Preferred Units. For purposes of this
         Section 5.01(e), "Net Operating Income" means the excess, if any, of the Partnership's gross income over its expenses (but not taking into account depreciation, amortization, or any other noncash expenses of the Partnership), calculated in accordance with the principles of
         Section 5.01(g) hereof.


                  (f) Allocations Between Transferor and Transferee. If a Partner transfers any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such taxable year of the Partnership shall be allocated between the transferor and the transferee either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or
         (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and transferee.

                  (g) Definition of Profit and Loss. "Profit" and "Loss" and items of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1 (b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Sections 5.01 (b),
         (c), (d) and (e). All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 5.01, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain and expense required by Section 704(c) of the Code, and such election shall be binding on all Partners."

         Section 6. Distribution of Cash.

         Article V, Section 5.02 is hereby amended by adding the following new subsection:


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                  "(d) Notwithstanding the discretion given to the General
         Partner in subsection (a) above, the General Partner shall, prior to any distributions to the holders of Common Units, make any distributions required to be made to the holders of the Preferred Units, to the extent of the Partnership's available cash flow."

         Section 7. Redemption Right.

         The Partnership Agreement is hereby amended by adding the following new
Section 8.05(f) to the Partnership Agreement, immediately following Section 8.05(e):

                  "(f) Preferred Units shall be redeemed, if at all, only in accordance with such redemption rights or options as are set forth with respect to such Preferred Units (or class or series thereof) in the instruments designating such Preferred Units (or class or series thereof)."

         Section 8. General Amendments to Partnership Agreement.

         Notwithstanding anything contained herein, all references to Partnership Units in Section 7.01 of the Partnership Agreement shall be deemed to refer solely to Common Units, and not to Preferred Units. In addition, references in Article XI of the Partnership Agreement to Percentage Interests of the Limited Partners shall be deemed to refer solely to Percentage Interests of Limited Partners with respect to Common Units.








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         IN WITNESS WHEREOF, the foregoing Amendment No. 1 to the Third Amended and Restated Agreement of Limited Partnership of Equity Inns Partnership, L.P. has been signed and delivered as of this 25th day of June, 1998, by the undersigned sole general partner of the Partnership and non-Partner party to the Partnership Agreement.


                                   EQUITY INNS TRUST, a Maryland real estate investment trust, as sole General Partner


                                   By: /s/ Howard A. Silver
                                      ------------------------------------------

                                   Name:   Howard A. Silver
                                        ----------------------------------------

                                   Title:  Secretary and Treasurer
                                         ---------------------------------------

                                   EQUITY INNS TRUST, a Maryland real estate investment trust, as General Partner, on behalf of the Limited Partners pursuant to
                                   Section 8.02 and Article XI of the
                                   Partnership Agreement

                                   By: /s/ Howard A. Silver
                                      ------------------------------------------

                                   Name:   Howard A. Silver
                                        ----------------------------------------

                                   Title:  Secretary and Treasurer
                                         ---------------------------------------

                                   EQUITY INNS, INC., a Tennessee corporation, as a non-Partner party to the Third Amendment and Restated Agreement of Limited Partnership


                                   By: /s/ Howard A. Silver
                                      ------------------------------------------

                                   Name:   Howard A. Silver
                                        ----------------------------------------

                                   Title:  President, Chief Operating Officer,
                                           Treasurer and Chief Financial Officer
                                           -------------------------------------



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